UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2023

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

(303) 633-2840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information under Item 8.01 with respect to Ms. Linda M. Zink, a named executive officer, is incorporated by reference into this Item 5.02.

Item 8.01               Other Matters.

On August 30, 2023, Simply Good Foods USA, Inc. (“Simply Good Foods USA”), a wholly owned subsidiary of The Simply Good Foods Company (the “Company”), made the following changes to its leadership team structure to better support its near and long-term growth objectives. The Company publicly announced these leadership changes on September 5, 2023.

Mr. Stuart Heflin will continue his marketing and brand leadership for the Company's Quest brand as Senior Vice President and General Manager, Quest marketing. In this role, Mr. Heflin will take full ownership of the Quest brand performance and will oversee marketing and growth initiatives as well as other brand priorities to further strengthen Quest's leadership position in the nutritional snacking category.

Mr. Ryan Thomas will assume the role of Senior Vice President and General Manager, Atkins marketing, effective October 9, 2023. Mr. Thomas was most recently Chief Commercial Officer of Post Holdings’ Pet Food business that it acquired from The J.M. Smucker Company on April 28, 2023. Mr. Thomas is a seasoned packaged goods leader with prior career experience leading brand portfolios and revitalizing brands, including deep expertise across brand and strategy development, innovation, and marketing communications at The J.M. Smucker Company, Big Heart Pet Brands and Campbell’s. In his new capacity, Mr. Thomas will take full accountability for the Atkins brand performance and for reshaping the strategy and growth trajectory of the brand.

Effective October 9, 2023, Ms. Linda M. Zink, currently Simply Good Foods USA’s Chief Marketing Officer and a named executive officer, will assume the role of Chief Growth Officer. In her new capacity, Ms. Zink, an accomplished executive team member, will cultivate category insights and multi-year innovation across all product forms, helping to shape the Company’s longer-term product portfolio choices and strategy.

All of these leaders will report directly to Geoff E. Tanner, President and Chief Executive Officer. The Company is not creating separate business units as part of these leadership changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SIMPLY GOOD FOODS COMPANY (Registrant)

Date: September 5, 2023

	By:	/s/ Shaun P. Mara
Shaun P. Mara
Chief Financial Officer